UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2015

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA 22310
(Address of Principal Executive Offices and Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders for VSE Corporation (the "Company") was held on May 5, 2015. At the annual meeting, the holders of 4,851,047 shares of common stock, which represents approximately 90.25% of the 5,374,863 outstanding shares entitled to vote as of the record date of March 23, 2015, were represented in person or by proxy. The proposals are described in more detail in the Company's definitive proxy statement dated April 6, 2015 and filed with the Securities and Exchange Commission on April 10, 2015.

The final voting results for proposals 1, 2, 3 and 4 which were voted on by the stockholders at the annual meeting, are set forth below.

Proposal 1 - Election of Directors

With respect to the vote on the election of nine directors, each for a term of one year, to expire at the Company's 2016 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 97.6% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Ralph E. Eberhart	3,990,108	97,616	763,323
Maurice A. Gauthier	4,009,474	78,250	763,323
John C. Harvey	4,009,284	78,440	763,323
Clifford M. Kendall	3,989,146	98,578	763,323
Calvin S. Koonce	3,989,246	98,478	763,323
James F. Lafond	4,008,736	78,988	763,323
John E. Potter	4,009,074	78,650	763,323
Jack C. Stultz	3,990,385	97,339	763,323
Bonnie K. Wachtel	4,009,550	78,174	763,323

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2015.

With respect to the vote on the ratification of the selection by the Company's audit committee of Ernst & Young LLP as the Company's independent registered accounting firm for the 2015 fiscal year, the "for" votes received represented approximately 99.3% of the shares voted at the meeting. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
4,813,558	32,778	4,711	N/A

Proposal 3 – Advisory Vote to Approve the Company's Executive Compensation.
With respect to the non-binding advisory vote to approve the compensation of the Corporation's named executive officers, the "for" votes received represented approximately 98.4% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:
For	Against	Abstentions	Broker Non-Vote
4,002,634	64,501	20,589	763,323

Proposal 4 – Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 92.7% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
3,784,320	4,369	295,606	3,429	763,323

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: May 7, 2015	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary